UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2021 (February 4, 2021)

ADVENT TECHNOLOGIES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Clarendon Street
Boston, MA 02116
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (857) 264-7035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K/A is filed as an amendment no. 2 (this “Amendment”) to the Current Report on Form 8-K filed on February 9, 2021, as amended by amendment no. 1 on February 9, 2021 (the “Original Form 8-K”) by Advent Technologies Holdings, Inc. (formerly known as AMCI Acquisition Corp., “AMCI”), a Delaware corporation (the “Company”) in order to provide additional financial statements and information required by Item 9.01 of the Original Form 8-K and to update certain disclosures contained in Item 2.01 of the Original Report in connection with providing such additional financial statements and information.

As previously reported in the Original Form 8-K, on February 9, 2021, the Company completed the previously announced business combination (the “Closing”) contemplated by an Agreement and Plan of Merger, dated as of October 12, 2020 (as amended on October 19, 2020 and amended again on December 31, 2020, the “Merger Agreement”) by and among the AMCI, AMCI Merger Sub Corp., a newly-formed Delaware corporation and wholly-owned subsidiary of AMCI (“Merger Sub”), AMCI Sponsor LLC, a Delaware limited liability company (“Sponsor”), in its capacity as Purchaser Representative thereunder (the “Purchaser Representative”), Advent Technologies Inc., a Delaware corporation (“Advent”) and Vassilios Gregoriou, in the capacity as the Seller Representative thereunder (the “Seller Representative”).

Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Advent with Advent continuing as the surviving corporation and as a wholly owned subsidiary of AMCI (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). In connection with the Closing, AMCI changed its name to “Advent Technologies Holdings, Inc.” Unless the context otherwise requires, the “Company” refers to the registrant and its subsidiaries, including Advent and its subsidiaries, after the Closing, and “AMCI” refers to the registrant prior to the Closing.

The Original Form 8-K incorporated by reference, among other items, the financial statements of Advent Technologies Inc. as of and for the fiscal years ended December 31, 2019 and 2018, and as of and for the nine months ended September 30, 2020 from the Definitive Proxy Statement / Prospectus filed by AMCI with the Securities and Exchange Commission on January 14, 2020 (the “Proxy Statement”) and the financial statements of AMCI Acquisition Corp. as of and for the fiscal year ended December 31, 2019 and as of December 31, 2018 and for the period from June 18, 2018 (date of inception) through December 31, 2019 from the Proxy Statement.

The Original Form 8-K is amended by this Amendment to provide (i) the audited financial statements of Advent Technologies Inc. as of and for the fiscal years ended December 31, 2020 and December 31, 2019 and (ii) the unaudited pro forma condensed combined financial information of AMCI and Advent as of and for the year ended December 31, 2020, each of which are included under Item 9.01 hereto, in accordance with the rules and regulations of the Securities and Exchange Commission, as well as the additional corresponding information for the relevant fiscal period. This Amendment No. 2 does not amend any other item of the Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Form 8-K.

Item 2.01	Completion of Acquisition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Advent Technologies Inc. as of and for the fiscal year ended December 31, 2020 is included in this Amendment as Exhibit 99.1 and is incorporated herein by reference.

Properties

The Company entered into a lease dated March 8, 2021 for 21,401 square feet as a product development and manufacturing center at Hood Park in Charlestown, MA. The lease has a term of eight years and five months, with an option to extend for five years.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements

The audited financial statements of Advent Technologies Inc. as of and for the fiscal years ended December 31, 2020 and December 31, 2019 are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of AMCI and Advent as of and for the year ended December 31, 2020 is set forth in Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description
10.1	Lease Agreement, dated as of March 8, 2021, by and between Advent Technologies, Inc. and Hood Park LLC.
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company as of and for the fiscal years ended December 31, 2020.
99.2	Audited financial statements of Advent Technologies Inc. as of and for the years ended December 31, 2020 and December 31, 2019.
99.3	Unaudited Pro Forma Condensed Combined Financial Information as of December 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVENT TECHNOLOGIES HOLDINGS, INC.

	By:	/s/ Vassilios Gregoriou
Dated: March 26, 2021		Name:	Vassilios Gregoriou
		Title:	Chairman and Chief Executive Officer